DEBTOR: GREAT HAWAIIAN CRUISE LINE, INC.             CASE NUMBER: 01-10975 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF JUNE 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached June Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ STEVE MOELLER
--------------------
Steve Moeller
Director, Accounting

DEBTOR: GREAT HAWAIIAN CRUISE LINE, INC.             CASE NUMBER: 01-10975 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF JUNE 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to June Monthly Operating Report

  20-Jul-02                            Summary Of Bank And Investment Accounts        Attachment 1
   4:14 PM                                 Great Hawaiian Cruise Line, Inc.
Summary                                        Case No: 01-10975 (JCA)                                              UNAUDITED
Great Hawaiian Cruise Line, Inc.               For Month Of June, 2002


                                    Balances
                              ------------------------------    Receipts &       Bank
                                  Opening          Closing      Disbursements    Statements    Account
Account                       As Of 6/01/02    As Of 6/30/02    Included         Included      Reconciled
-------                       -------------    -------------    -------------    ----------    ----------
No Bank Or Investment
Accounts                           NA                NA              NA              NA            NA

  20-Jul-02                        Receipts & Disbursements         Attachment 2
   4:15 PM                      Great Hawaiian Cruise Line, Inc.
Summary                             Case No: 01-10975 (JCA)
Great Hawaiian Cruise Line          For Month Of June, 2002
Attach 2

       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

  20-Jul-02                       Concentration & Investment Account Statements           Attachment 3
   4:16 PM                              Great Hawaiian Cruise Line, Inc.
Summary                                      Case No: 01-10975 (JCA)
Great Hawaiian Cruise Line                  For Month Of June, 2002
Attach 3

          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                    Date: 26-JUL-02 09:47:48
INCOME STATEMENT - ATTACHMENT 4                         Page: 1
Current Period: JUN-02

currency USD
Company=50 (GREAT HAWAII CRUISE LN)

                                                                   PTD-Actual
                                                                   30-Jun-02
                                                                 --------------
Revenue
Gross Revenue                                                              0.00
Allowances                                                                 0.00
                                                                 --------------
Net Revenue                                                                0.00

Operating Expenses
Air                                                                        0.00
Hotel                                                                      0.00
Commissions                                                                0.00
Onboard Expenses                                                           0.00
Passenger Expenses                                                         0.00
Vessel Expenses                                                            0.00
Layup/Drydock Expense                                                      0.00
Vessel Insurance                                                           0.00
                                                                 --------------
Total Operating Expenses                                                   0.00

                                                                 --------------
Gross Profit                                                               0.00

SG&A Expenses
Sales & Marketing                                                          0.00
Start-Up Costs                                                             0.00
                                                                 --------------
Total SG&A Expenses                                                        0.00

                                                                 --------------
EBITDA                                                                     0.00

Depreciation                                                               0.00

                                                                 --------------
Operating Income                                                           0.00

Other Expense/(Income)
Interest Income                                                            0.00
Equity in Earnings for Sub                                       (55,478,605.38)
Reorganization expenses                                                    0.00
                                                                 --------------
Total Other Expense/(Income)                                      55,478,605.38

                                                                 --------------
Net Pretax Income/(Loss)                                         (55,478,605.38)

Income Tax Expense                                                         0.00

                                                                 --------------
Net Income/(Loss)                                                (55,478,605.38)
                                                                 ==============

AMCV US SET OF BOOKS                                    Date: 26-JUL-02 09:52:57
BALANCE SHEET - ATTACHMENT 5                            Page: 1
Current Period: JUN-02

currency USD
Company=50 (GREAT HAWAII CRUISE LN)

                                          YTD-Actual               YTD-Actual
                                           30-Jun-02                22-Oct-02
                                        --------------           --------------
ASSETS

Cash and Equivalent                               0.00                     0.00

Restricted Cash                                   0.00                     0.00

Accounts Receivable                               0.00                     0.00

Inventories                                       0.00                     0.00

Prepaid Expenses                                  0.00                     0.00

Other Current Assets                              0.00                     0.00

                                        --------------           --------------
Total Current Assets                              0.00                     0.00


Fixed Assets                                      0.00                     0.00

Accumulated Depreciation                          0.00                     0.00

                                        --------------           --------------
Net Fixed Assets                                  0.00                     0.00


Net Goodwill                                      0.00                     0.00

Intercompany Due To/From                (24,595,692.37)          (24,608,201.70)

Net Deferred Financing Fees                       0.00                     0.00

Net Investment in Subsidiaries          (14,892,347.84)           41,532,108.18

                                        --------------           --------------
Total Other Assets                      (39,488,040.21)           16,923,906.48

                                        --------------           --------------
Total Assets                            (39,488,040.21)           16,923,906.48
                                        ==============           ==============

AMCV US SET OF BOOKS                                    Date: 26-JUL-02 09:52:57
BALANCE SHEET - ATTACHMENT 5                            Page: 2
Current Period: JUN-02

currency USD
Company=50 (GREAT HAWAII CRUISE LN)

                                          YTD-Actual               YTD-Actual
                                           30-Jun-02                22-Oct-02
                                        --------------           --------------
LIABILITIES

Accounts Payable                                  0.00                     0.00

Accrued Liabilities                               0.00                     0.00

Deposits                                          0.00                     0.00

                                        --------------           --------------
Total Current Liabilities                         0.00                     0.00


Long Term Debt                                    0.00                     0.00

Other Long Term Liabilities              (1,816,230.95)           (1,816,230.95)

                                        --------------           --------------
Total Liabilities                        (1,816,230.95)           (1,816,230.95)


OTHER

Liabilities Subject to Compromise                 0.00                     0.00

                                        --------------           --------------
Total Other                                       0.00                     0.00


OWNER'S EQUITY

Common Stock                                  8,440.25                 8,440.25

Add'l Paid In Capital                    76,531,536.87            76,531,536.87

Current Net Income (Loss)               (57,283,189.85)          (11,777,334.92)

Retained Earnings                       (56,928,596.53)          (46,022,504.77)

                                        --------------           --------------
Total Owner's Equity                    (37,671,809.26)           18,740,137.43

                                        --------------           --------------
Total Liabilities & Equity              (39,488,040.21)           16,923,906.48
                                        ==============           ==============

                                                                        BEGINNING                                         ENDING
AFFILIATE NAME                                        CASE NUMBER        BALANCE          DEBITS        CREDITS           BALANCE
American Classic Voyages Co.                          01-10954       (3,571,229.75)            --            --       (3,571,229.75)
AMCV Holdings, Inc.                                   01-10973          180,777.22       1,500.00         15.00          182,262.22
AMCV Cruise Operations, Inc.                          01-10967           22,292.97             --            --           22,292.97
The Delta Queen Steamboat Co.                         01-10970            7,057.02             --            --            7,057.02
Great River Cruise Line, L.L.C                        01-10963               60.73             --            --               60.73
Great Ocean Cruise Line, L.L.C                        01-10959           37,394.43             --            --           37,394.43
Cape May Light, L.L.C                                 01-10961            8,411.75             --            --            8,411.75
Oceanic Ship Co.                                           N/A           (1,803.12)            --            --           (1,803.12)
Great Hawaiian Properties Corporation                 01-10971        3,600,035.73             --       1,500.00       3,598,535.73
American Hawaii Properties Corporation                01-10976         (179,648.39)      1,515.00       1,500.00        (179,633.39)
Great Independence Ship Co.                           01-10969      (24,699,040.96)            --            --      (24,699,040.96)
                                                                    ---------------------------------------------------------------
                                                                    (24,595,692.37)      3,015.00       3,015.00     (24,595,692.37)
                                                                    ===============================================================

                        Great Hawaiian Cruise Line, Inc.
                                 01-10975 (JCA)

                            Accounts Receivable Aging
                               As of June 30, 2002

                                  Attachment 7

                                 Not Applicable

                        Great Hawaiian Cruise Line, Inc.
                                 01-10975 (JCA)

                             Accounts Payable Detail
                               As of June 30, 2002

                                  Attachment 8

                                 Not Applicable

DEBTOR: GREAT HAWAIIAN CRUISE LINE, INC.             CASE NUMBER: 01-10975 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                               AS OF JUNE 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO JUNE MONTHLY OPERATING REPORT

The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.